SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                                 (Amendment No.)


Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-12



                            FRANKLIN UNIVERSAL TRUST
                (Name of Registrant as Specified in its Charter)

                            FRANKLIN UNIVERSAL TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:


     (5)   Total fee paid:

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:



                                            IMPORTANT DATES:
PROXY FACT SHEET                            -----------------------------------
                                            RECORD DATE:  January 14, 2008
------------------------------------------  -----------------------------------
                                            MAIL DATE:    TBD
                                            -----------------------------------
------------------------------------------  MEETING DATE: March 14, 2008
ANNUAL MEETING OF SHAREHOLDERS FOR:         -----------------------------------
------------------------------------------
                                            MEETING TIME: 2:00 pm Pacific Time
                                            -----------------------------------
                                            LOCATION:     Fund's office One
FRANKLIN UNIVERSAL TRUST                                  Franklin Parkway,
                                                          San Mateo,
                                                          California 94403

------------------------------------------  -----------------------------------


------------------------------------------  -----------------------------------
INVESTMENT MANAGER:                         CONTACT INFO:
-----------------------------------------   -----------------------------------
The Investment Manager is Franklin          FUND NUMBER:  1-800-342-5236
Advisers, Inc

                                            -----------------------------------
                                            INBOUND LINE: 1-800-336-5159
                                            -----------------------------------
                                            WEBSITE:      www.franklintempleton.
                                                          com
------------------------------------------  -----------------------------------

WHAT IS HAPPENING? Your Fund's Board of Trustees is requesting your vote on two proposals at an Annual Meeting of Shareholders to be held on March 14, 2008.

WHO IS ASKING FOR MY VOTE? The Trustees of Franklin Universal Trust (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders (the "Meeting"), have requested your vote.

ON WHAT ISSUE AM I BEING ASKED TO VOTE?
You are being asked to vote on two proposals:
o The election of a Board of Trustees of the Fund
o A shareholder proposal.

HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?
The Fund's Trustees are unanimously asking you to vote:
o FOR the election of your Board's eleven nominees to the position of Trustee (Proposal 1), and
o AGAINST the shareholder proposal to merge into an open- end fund (Proposal
2),

WHO ARE THE FUND'S NOMINEES? The Fund's nominees and the current Trustees of the Fund are:
Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and
John B. Wilson.

WHY DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE AGAINST THE SHAREHOLDER
PROPOSAL
(PROPOSAL 2)? The shareholder proposal requests that the Fund's Board of Trustees promptly take the steps necessary to merge the Fund into the Franklin Income Fund, an open- end fund, or otherwise enable shareholders to realize net asset value for their shares. The Fund's Trustees oppose the shareholder proposal because they believe it is in your best interests to retain the Fund's closed- end structure. Closed- end funds do not have to keep sufficient cash on hand to meet possible redemptions as do open- end funds, so they can be fully invested at all times for the benefit of the shareholders. Also, no other closed- end fund offers your Fund's combination of investments in both high yield bonds and utility stocks, which provides investors with both high current income as well as the potential for capital appreciation. Combining this investment strategy with leverage and low cash balances, your Fund has delivered consistently strong market returns to investors over time. The Trustees believe strongly that your Fund remains viable in its closed- end form, but may not be able to provide the same benefits to shareholders if merged into Franklin Income Fund or another open- end fund.

WHAT SHOULD I DO WITH THE GREEN PROXY CARD I RECEIVED FROM BULLDOG INVESTORS? We urge you to vote the Fund's WHITE proxy card and discard the GREEN proxy from Bulldog Investors. If you have already sent back the GREEN proxy card, you can still change your vote and we ask that you promptly complete, sign, date and return the enclosed WHITE proxy card because that will replace the GREEN proxy card you previously sent. If you have already sent in the WHITE proxy card, please do not send back any GREEN card you receive, even to vote against Bulldog's nominees. Doing so will cancel out your prior vote on the WHITE card.

WHO ARE THE DISSIDENT NOMINEES?
A group of dissident shareholders called Bulldog Investors has filed a proxy statement to elect their own nominees to the Fund's Board at the Meeting. Bulldog Investors has said that it wants to "permanently eliminate the Trust's persistent double- digit discount to net asset value ("NAV") through open- ending, liquidation or conducting a self- tender offer for 100% of the Trust's shares at NAV."

If the dissident nominees are elected, we strongly believe that your Trust would not continue to operate as a closed- end fund - it may be liquidated, open- ended or significantly diminished through a tender offer.

The dissident nominees all sit on the Board of Directors of the Mexico Equity and Income Fund, Inc. (NYSE: MXE), a publicly traded closed- end fund. As of December 31, 2007, MXE was trading at a discount of 14.30%, so the dissident nominees do not appear to have had any more success preventing "persistent double- digit discounts" in MXE than have the current Trustees of the Fund. This is not surprising, given that discounts tend to be cyclical and driven by market forces beyond the control of any single closed-end fund.

As discussed in the Trust's Opposition Statement to Proposal 2, the Fund's current Board believes that it is in shareholders' best interests to maintain the Fund as a closed- end fund. As a result, the Fund's current Board intends to vigorously contest the election of the dissident nominees.



                  THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE
                     AGAINST THE SHAREHOLDER PROPOSAL AND
                     FOR THE BOARD'S NOMINEES FOR TRUSTEE.

-------------------------------------------------------------------------------
VOTING METHODS
-------------------------------------------------------------------------------

REGISTERED SHAREHOLDERS (REG IN FRONT OF THE ACCOUNT NUMBER IN PAVLOV)
-----------------------

By Touchtone:   Call (866) 458-9861.  The shareholder will need the control number and check digit found on the found on the right side of the card below the fold line

By Internet:    Go to WWW.PROXYONLINE.COM and follow the instructions found on the website. Shareholders will need the control number and check digits found on the right side of the card below the fold line.



BENEFICIAL SHAREHOLDERS (NOBO IN FRONT OF THE ACCOUNT NUMBER IN PAVLOV)
-----------------------

By Touchtone:   800-690-6903 and follow the simple instructions.  Shareholders will need their control number found on the top right of their proxy card.

By Internet:    Go to WWW.PROXYVOTE.COM and follow the instructions found on the website. Shareholders will need their control number found on the top right of their proxy card.

FUND MATRIX & SYMBOL(S)
----------------------

CUSIP      FUND    FUND           FUND
          TICKER  NUMBER

---------------------------------------------------
355145103  XFUTX  0001    Franklin Universal Trust
---------------------------------------------------






The TAG ID is located on the bottom left corner of the proxy card. See below for sample.


                SAMPLE PROXY CARD FOUND ON THE FOLLOWING PAGE.



                                                                          PROXY

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                            FRANKLIN UNIVERSALTRUST
                 ANNUAL SHAREHOLDERS' MEETING - MARCH 14, 2008

The undersigned hereby revokes all previous proxies for his or her shares and appoints Craig S. Tyle, David P. Goss, and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Universal Trust (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Shareholders' Meeting (the "Meeting") to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403 at 2:00 p.m., Pacific Time, on March 14, 2008, including any postponements or adjournments thereof, upon the matters set forth on the reverse side, and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including matters related to the conduct, adjournment or postponement of the Meeting.

THE BOARD OF TRUSTEES OF THE FUND SOLICITS THIS PROXY. It will be voted as specified on the reverse. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF THE FUND'S NOMINEES TO THE POSITION OF TRUSTEE (PROPOSAL 1) AND AGAINST THE SHAREHOLDER PROPOSAL (PROPOSAL 2). If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. Management is not aware of any such matters.

                                     You are urged to date and sign this
                                     proxy and return it promptly.  This
                                     will save the expense of follow-up
                                     letters to shareholders who have not
                                     responded.



                                     ___________________________________________
                                     Signature(s) and Title(s),        Date
                                     if applicable

                                     ___________________________________________
                                     Signature(s) and Title(s),        Date
                                     if applicable

                                     Sign your name  exactly as it appears
                                     in  the  registration  on  the  proxy
                                     card.    If  the   shares   are  held
                                     jointly,  either party may sign,  but
                                     the name of the party signing  should
                                     conform  exactly to the name shown in
                                     the  registration on the proxy card.
                                     If signing is by attorney,  executor,
                                     administrator,  trustee or  guardian,
                                     please  print your full  title  below
                                     your signature.

 -------------------------------  FOLD HERE  ----------------------------------



THREE SIMPLE METHODS TO VOTE YOUR PROXY:


INTERNET:     Log on to  WWW.PROXYONLINE.COM.  Make sure to     ----------
              have this proxy card  available when you plan      CONTROL
              to  vote  your  shares.  You  will  need  the      NUMBER
              control  number found in the box at the right
              at the time you execute your vote.                ----------

TOUCHTONE     Simply  dial  toll-free   1-866-458-9855  and
PHONE         follow  the  automated  instructions.  Please
              have this proxy card available at the time of the call.

MAIL: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.




TAGID:                                                        CUSIP:


PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.     [X]


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES.
                                                    ---
1.  Proposal:  Election of Trustees.
                                                                    WITHHOLD
                                                                      FROM
                                                          FOR ALL     ALL
NOMINEES:                                               (NOMINEES) (NOMINEES)
(01) Harris J.  (05) Edward B.   (09) Frank A.
     Ashton          Jamieson         Olson                [ ]        [ ]
(02) Robert F.  (06) Charles B.  (10) Larry D.
     Carlson         Johnson          Thompson
                (07) Rupert H.   (11) John B.
(03) Sam Ginn        Johnson, Jr.     Wilson
(04) Edith E.   (08) Frank W.T.
     Holiday         LaHaye

-------------------------------------------------
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.





THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE AGAINST PROPOSAL 2.

2.  Shareholder Proposal:                             FOR   AGAINST  ABSTAIN

The shareholders ask the Trustees to take the         [ ]     [ ]      [ ]
steps necessary to merge the Franklin Universal
Trust (FT) into the Franklin Income Fund (FKINX), an open-end fund, or otherwise permit shareholders to realize net asset value (NAV) for their shares.

If you should have any questions about the proxy material or the execution of your vote, simply call 1 800-336-5159 between the hours of 10 am and 10 pm Eastern time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

























TAG ID:                        SCANNER BAR CODE             CUSIP:  355145103